EXHIBIT 32.2

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 OF
                         THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Nova Biogenetics, Inc. hereby certifies, to the best of his knowledge that:

         1. The accompanying Annual Report on Form 10-KSB of the Company, for the annual period ended June 30, 2004, fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 12, 2005                 /s/ Bradley Smith
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                                        Bradley Smith